AGREEMENT

                       for the purchase of Common Stock of

                                   SUGEN, INC.

                                       by

                         ASTA MEDICA AKTIENGESELLSCHAFT


                                TABLE OF CONTENTS
                                                                                                               Page

1.       PURCHASE AND SALE OF COMMON STOCK......................................................................  1
         1.1      Issue of Common Stock.........................................................................  1

2.       CLOSING DATE; DELIVERY.................................................................................  1
         2.1      Closing.......................................................................................  1
         2.2      Payment and Delivery..........................................................................  1

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY...............................................  2
         3.1      Organization..................................................................................  2
         3.2      Authority.....................................................................................  2
         3.3      Issuance of the Shares........................................................................  2
         3.4      Registration Rights Covenant..................................................................  2

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.................................................  6
         4.1      Legal Power...................................................................................  6
         4.2      Due Execution.................................................................................  6
         4.3      Investment Representations and Covenants......................................................  6
         4.4      Standstill Covenant...........................................................................  7
         4.5      Lockup Covenant...............................................................................  8

5.       CONDITIONS TO CLOSING..................................................................................  8
         5.1      Conditions to Obligations of Purchaser........................................................  8
                  (a)      Representations and Warranties True; Performance of Obligations......................  8
                  (b)      Proceedings and Documents............................................................  8
         5.2      Conditions to Obligations of the Company......................................................  8
                  (a)      Representations and Warranties True..................................................  9
                  (b)      Performance of Obligations...........................................................  9
                  (c)      Qualifications, Legal Investment.....................................................  9

6.       MISCELLANEOUS..........................................................................................  9
         6.1      Governing Law.................................................................................  9
         6.2      Successors and Assigns........................................................................  9
         6.3      Entire Agreement..............................................................................  9
         6.4      Separability................................................................................... 10
         6.5      Amendment and Waiver........................................................................... 10
         6.6      Notices........................................................................................ 10

                                       i

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                                 Page

         6.7      Fees and Expenses.............................................................................. 10
         6.8      Titles and Subtitles........................................................................... 10
         6.9      Counterparts................................................................................... 10
         6.10     Consent to Jurisdiction and Venue.............................................................. 10

                                       ii

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement) is made as of the 12th day of January, 1998, by and between SUGEN, INC., a Delaware corporation (the "Company"), and ASTA MEDICA AKTIENGESELLSCHAFT, a German corporation ("Purchaser"). Pursuant to that certain letter dated December 5, 1995 from the Company to Purchaser, and in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company and Purchaser agree as follows:

1.       PURCHASE AND SALE OF COMMON STOCK.

         1.1  Issue of Common Stock.

                  (a) The Company has authorized the issuance and sale of up to 18,665 shares (the "Shares") of its common stock, $.01 par value (the "Common Stock").

                  (b) In reliance upon Purchaser's representations and warranties contained in Section 4 hereof and subject to the terms and conditions set forth herein, the Company agrees to sell to Purchaser the Shares, to be issued and sold at a price per share equal to two hundred percent (200%) of the Fair Market Value thereof. For purposes of this Agreement, Fair Market Value shall equal the average closing sales price of a share of Common Stock as reported for the Nasdaq National Market for the twenty (20) business days preceding January 12, 1998.

                  (c) In reliance upon the representations and warranties of the Company contained in Section 3 hereof and subject to the terms and conditions set forth herein, Purchaser hereby agrees to purchase the Shares at the per share purchase price set forth above.

2.   CLOSING DATE; DELIVERY.

         2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall be held on or about 10:00 a.m. (Pacific Standard Time) on or about January 28, 1998 (the "Closing Date"), at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, or at such other time and place as the Company and Purchaser may agree. At the Closing, the Company will issue and sell, and Purchaser will purchase, the Shares for an aggregate purchase price of $499,990.55.

         2.2 Payment and Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a stock certificate, registered in the name of

                                       1.

Purchaser, representing the Shares to be purchased by Purchaser from the Company, dated as of the Closing, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by Purchaser and the Company.

3. REPRESENTATIONS,  WARRANTIES AND COVENANTS OF THE COMPANY.

         The Company hereby represents and warrants to Purchaser as of the Closing Date as follows:

         3.1 Organization. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         3.2 Authority. The Company has all requisite power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and upon execution and delivery by the Company, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect, and subject to general equity principles.

         3.3 Issuance of the Shares. The Shares, when issued pursuant to the terms of this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.


                                       2.

         3.4      Registration Rights Covenant.

                  (a) At any time during the 180-day period immediately following the termination of the Screening Period (as defined in that certain Collaboration Agreement between the Company and Purchaser dated as of December 5, 1995 (the "Collaboration Agreement")), Purchaser shall have the right to cause the Company to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for a public offering of no less than 250,000 shares of Common Stock beneficially owned by Purchaser, provided that such shares include all of the Shares, by delivering written notice thereof to the Company specifying the number of Shares to be included in such registration and the intended method of distribution thereof (the "Registration Request"). Upon receipt of the Registration Request, the Company shall, as expeditiously as possible, use its best efforts to promptly effect the registration under the Securities Act, and all applicable state securities laws, to the extent necessary to permit the sale or other disposition by Purchaser of the Shares to be so registered in accordance with such notice.

                  (b) The demand registration rights granted in Section 3.4(a) are subject to the following limitations: (i) the Company shall not be obligated to effect more than one registration pursuant to Section 3.4(a), (ii) the Company shall not be obligated to effect such registration for a period of 60 days following the closing of an underwritten public offering of the Company's equity securities that is in registration at the time of the receipt of the Registration Request (provided that the period within which Purchaser may demand registration hereunder will be extended by the number of days by which the registration requested by Purchaser is delayed pursuant to this sentence); and
(iii) if the Company shall furnish to Purchaser a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, then the Company shall have the right to defer the filing of the registration for a period of not more than 180 days after receipt of the Registration Request (provided that the period within which Purchaser may demand registration hereunder will be extended by the number of days by which the registration requested by Purchaser is delayed pursuant to this sentence).

                  (c) If and when the Company is required by the  provisions  of
Section 3.4(a) to include all of the Shares in a registration under the Securities Act, Purchaser will furnish in writing such information as is reasonably requested by the Company for inclusion in the registration statement relating to such offering and such other information and documentation as the Company shall reasonably request, and the Company will, as expeditiously as possible:

                           (i) Prepare and file with the Securities and Exchange
Commission

                                       3.

("SEC") a registration statement with respect to such securities and use its best efforts to cause such registration to become and remain effective for such period as may be necessary to permit the successful marketing of such securities but not exceeding 120 days (excluding any period during which a stop order is in effect).

                           (ii)  Prepare  and file with the SEC such  amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and to keep such registration statement effective for that period of time specified in paragraph (i) of this section.

                           (iii)   Furnish   to   Purchaser   such   number   of
prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Shares registered hereunder.

                           (iv) Use its best  efforts to register or qualify the
Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Purchaser shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable Purchaser to consummate the public sale or other disposition in such jurisdictions of the Shares covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (d) In the event of a registration of any of the Shares under the Securities Act pursuant to Section 3.4(a) in connection with an underwritten public offering, the Company will enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering, including without limitation providing usual and customary indemnification. In the event Purchaser proposes to sell Shares in accordance with this Section pursuant to an underwritten offering, the Company shall have the right to approve the managing underwriters for such offering; provided, however, that such approval shall not be unreasonably withheld. Purchaser will also provide usual and customary indemnification to the Company and its affiliates with respect to claims, losses and damages arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no event shall any indemnity under this Section 3.4(d) exceed the gross proceeds from the offering received by Purchaser.

                  (e) At any time or from time to time following termination of the Screening

                                       4.

Period (as defined in the Collaboration Agreement), if the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 3.4(a) hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, then the Company will:

                           (i)  promptly  give to  Purchaser  a  written  notice
thereof; and

                           (ii)  use  its  best   efforts  to  include  in  such
registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3.4(f) below, and in any underwriting involved therein, all the Shares specified in a written request or requests made by Purchaser and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company.

                  (f) If the registration of which the Company gives notice to Purchaser is for a registered public offering involving an underwriting, the Company shall so advise Purchaser as a part of the written notice given pursuant to Section 3.4(e)(i). In such event, the right of Purchaser to registration pursuant to Section 3.4(e) shall be conditioned upon Purchaser's participation in such underwriting and the inclusion of Purchaser's Shares in the underwriting to the extent provided herein. Purchaser shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding any other provision of Sections 3.4(e) or (f), if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Shares from, or limit the number of Shares to be included in, the registration and underwriting. The Company shall so advise Purchaser and other holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter the number of shares that are entitled to be included in the registration shall be allocated among Purchaser and other holders requesting inclusion of shares on a pro rata basis, subject to any prior agreements among the Company and its other stockholders, but only to the extent that such other agreements provide for additional limitations on the number of shares such other stockholders or the Company will be entitled to include in the registration, which agreements are in effect as of the date hereof. If Purchaser or any other person does not

                                       5.

agree to the terms of any such underwriting, Purchaser and any other such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Shares or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

                  (g) As used herein, "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 3.4, including, without limitation, all registration, qualification and filing fees; printing expenses; fees and disbursements of counsel for the Company (and the fees and disbursements of counsel for the Company in its capacity as counsel to the Purchaser hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the Purchaser as selected by Purchaser) and of the Company's independent accounting firm; blue sky fees and expenses; underwriting discounts and commissions and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Purchaser will pay all Registration Expenses in connection with a registration pursuant to Section 3.4(a) hereof; provided, however, that in the event of a registration of the Shares pursuant to Section 3.4(a) either as a result of a material breach of the Collaboration Agreement by the Company or the inability to replace a Project pursuant to Section 2.6 of the Collaboration Agreement, or if Purchaser withdraws its demand for registration after having learned of a material adverse change in the condition, business, or prospects of the Company from that known to Purchaser at the time of its demand (in which case Purchaser shall retain its rights pursuant to Section 3.4(a)), all Registration Expenses shall be borne by the Company. All Registration Expenses in connection with any registration pursuant to Section 3.4(e) hereof shall be borne by the Company; provided, however, that any incremental expenses incurred by the Company solely by reason of Purchaser's exercise of registration rights pursuant to Section 3.4(e) shall be borne by the Purchaser.

                  (h) The rights conferred upon Purchaser under this Section 3.4 may be assigned by Purchaser to any permitted transferee of the Shares, provided that each such transfer complies with Section 4.5 and provided, further, that only Purchaser shall be authorized to give notice to the Company of any request for registration under this Section 3.4(a) and only Purchaser shall be entitled to receive notice pursuant to Section 3.4(a) hereof.

4.  REPRESENTATIONS,  WARRANTIES AND COVENANTS OF PURCHASER.

         Purchaser hereby represents, warrants and covenants with the Company as follows:

         4.1 Legal Power. Purchaser has the requisite corporate power and is authorized to

                                       6.

enter into this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

         4.2 Due Execution. This Agreement has been duly authorized executed and delivered by Purchaser, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

         4.3 Investment Representations and Covenants.

         Purchaser is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser understands that the Shares have not been registered under the Securities Act, but are instead being offered and sold to Purchaser pursuant to an exemption from registration contained in the Securities Act based in part upon the following representations and warranties:

                  (a) Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                  (b) Purchaser is acquiring the Shares for such Purchaser's own account for investment only, and not with a view towards their distribution.

                  (c) Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

                  (d) Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (e) Purchaser acknowledges and agrees that the Shares must be held

                                       7.

indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of shares being sold during any three-month period not exceeding specified limitations. Each certificate representing Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THEY ARE REGISTERED UNDER THE ACT OR UNLESS (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR (B) SUCH SALE IS MADE PURSUANT TO RULE 144 UNDER THE ACT.

         4.4 Standstill Covenant. Purchaser agrees that neither Purchaser nor any of its affiliates will in any manner, directly or indirectly (i) effect, seek, offer or propose to effect any acquisition of any securities or assets of the Company, any tender or exchange offer, merger, business combination, recapitalization or other extraordinary transaction involving the Company or any solicitation of proxies or consents to vote any voting securities of the Company, (ii) form, join or in any way participate in a "group" (as defined in the Exchange Act) with respect to any voting securities of the Company, (iii) solicit or participate in any solicitation of proxies relating to the election of directors of the Company, or (iv) enter into any agreement with any other person with respect to the foregoing, or assist any other person to do any of the foregoing; provided that (A) Purchaser may purchase additional securities in an amount sufficient to allow Purchaser to own up to 4.9% of the then outstanding shares of Common Stock of the Company (excluding any shares issued directly to Purchaser or its Affiliates by the Company); (B) the transfer of Shares in accordance with Section 4.5 and the voting thereof by the transferee shall not be deemed a prohibited group formation or proxy solicitation; and (C) this sentence shall not prohibit the acquisition or disposition of shares for investment purposes only in the open market in the ordinary course by any pension fund or trust for the benefit of employees of Purchaser or its affiliates.

                                       8.

         4.5 Lockup Covenant. Purchaser agrees that during the Screening Period (as defined in the Collaboration Agreement), Purchaser will not, without the prior written approval of the Company, offer, sell or otherwise dispose of, directly or indirectly, any capital stock of the Company which Purchaser may own directly, indirectly or beneficially; provided that (i) Purchaser may transfer some or all of the Shares to a corporation, partnership or other legal entity of which Purchaser has actual control, but only if such transferee agrees in writing to hold such Shares subject to all of the provisions of this Agreement and to transfer such Shares to Purchaser if such transferee ceases to be controlled by Purchaser (all such Shares so transferred shall be deemed to be shares held by Purchaser for all purposes hereunder), (ii) the restrictions contained in this sentence shall terminate automatically upon the acquisition by any person or group (as defined in the Exchange Act), other than Purchaser and its affiliates, of more than 21% of the outstanding voting securities of the Company, and (iii) this sentence shall not prohibit the acquisition or disposition of shares for investment purposes only in the open market in the ordinary course by any pension fund or trust for the benefit of employees of Purchaser or its affiliates.

5. CONDITIONS TO CLOSING.

         5.1 Conditions to Obligations of Purchaser. Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

                  (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

                  (b) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser.

         5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment, to the Company's satisfaction, on or prior to the Closing, of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct at the Closing Date

                                       9.

with the same force and effect as if they had been made on and as of the date of the Closing Date.

                  (b) Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing Date, and Purchaser shall have delivered payment to the Company in respect of its purchase of Shares.

                  (c)Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares at the Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares to be purchased and sold at the Closing shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

6.       MISCELLANEOUS.

         6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California, without regard to principles of conflict of laws.

         6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         6.3 Entire Agreement. This Agreement and the Exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         6.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or

                                      10.

unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon any holder of any security purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         6.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and Purchaser at the addresses included herein.

         6.7 Fees and Expenses. The Company and Purchaser shall bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby.

         6.8  Titles  and   Subtitles.   The  titles  of  the   paragraphs   and
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         6.10 Consent to Jurisdiction and Venue. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of California and each party hereby consents to the jurisdiction and venue of such court.

                                      11.

         IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

                                   SUGEN, INC.




                                   By: /s/ Stephen Evans-Freke
                                       ----------------------------------------
                                       Name:    Stephen Evans-Freke
                                       Title:   Chief Executive Officer and
                                                Chairman of the Board



                                   ASTA MEDICA AKTIENGESELLSCHAFT




                                   By: /s/ Berndt Kastler
                                       ----------------------------------------
                                       Name:    Berndt Kastler
                                       Title:


                                      12.